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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                            STORAGE DIMENSIONS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                                    77-032-4887
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   (State of Incorporation)               (I.R.S. Employer Identification No.)

1656 MCCARTHY BLVD., MILPITAS, CA                                     95035
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(Address of principal executive offices)                            (ZIP Code)


IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS EFFECTIVE UPON FILING PURSUANT TO GENERAL INSTRUCTION A.(c)(1), PLEASE CHECK THE FOLLOWING BOX. [ ]

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS TO BECOME EFFECTIVE SIMULTANEOUSLY WITH THE EFFECTIVENESS OF A CONCURRENT REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 PURSUANT TO GENERAL INSTRUCTION A.(c)(2), PLEASE CHECK THE FOLLOWING BOX. [ ]

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

    Title of each class                     Name of each exchange on which
    to be so registered                     each class is to be registered

            None
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                    Common Stock, par value $0.005 per share
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                                (Title of class)

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                                (Title of class)
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INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

                  Incorporated by reference to pages 47 and 48 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on January 21, 1996.

ITEM 2.           EXHIBITS

                  The following exhibits are filed as part of this registration statement:

                  1.1(1)   Specimen certificate for Registrant's Common Stock.

                  2.1(2)   Amended and Restated Certificate of Incorporation.

                  2.2(3) Form of Second Amended and Restated Certificate of Incorporation to be filed promptly after the closing of the offering.

                  2.3(4)   Bylaws, as amended.


--------
(1) Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 filed on January 21, 1997.

(2) Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed on January 21, 1997.

(3) Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed on January 21, 1997.

(4) Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 filed on January 21, 1997.


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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Dated:  January 21, 1997                       Storage Dimensions, Inc.

                                               By:/s/ David A. Eeg
                                                  ____________________________
                                                  David A. Eeg
                                                  Chief Executive Officer
                                                  and President


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                                INDEX TO EXHIBITS




     EXHIBIT
      NUMBER                              DESCRIPTION
-------------------  -----------------------------------------------------------
       1.1(1)        Specimen certificate for Registrant's Common Stock.

       2.1(2)        Amended and Restated Certificate of Incorporation.

       2.2(3) Form Second of Amended and Restated Articles of Incorporation to be filed promptly after the closing of the offering.

       2.3(4)        Bylaws, as amended.





----------
(1) Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 filed on January 21, 1997.

(2) Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed on January 21, 1997.

(3) Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed on January 21, 1997.

(4) Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 filed on January 21, 1997.



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